
Heller Equipment Asset Receivables Trust 1999-2
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-May-02

Collection Period                                                                        April 2, 2002      to       May 1, 2002
Determination Date                                                                         May 9, 2002
Distribution Date                                                                         May 14, 2002

Available Amounts
-----------------

                 Scheduled Payments plus Payaheads, net of Excluded Amounts                              4,932,643.95
                 Prepayment Amounts                                                                        133,996.54
                 Recoveries                                                                                187,581.34
                 Investment Earnings on Collection Account and Reserve Fund                                  3,975.12
                 Late Charges                                                                                2,853.75
                 Servicer Advances                                                                               0.00
                                                                                                                 ----

                 Total Available Amounts                                                                 5,261,050.70
                 -----------------------                                                                 ------------

Payments on Distribution Date
-----------------------------

     (A)**       Trustee Fees (only applicable pursuant to an Event of Default)                                  0.00

      (A)        Unreimbursed Servicer Advances to the Servicer                                                  0.00

      (B)        Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                            0.00

      (C)        Interest due to Class A-1 Notes                                                                 0.00
      (D)        Interest due to Class A-2 Notes                                                                 0.00
      (E)        Interest due to Class A-3 Notes                                                           173,822.64
      (F)        Interest due to Class A-4 Notes                                                           380,594.75
      (G)        Interest due to Class B Notes                                                              16,564.72
      (H)        Interest due to Class C Notes                                                              16,901.80
      (I)        Interest due to Class D Notes                                                              28,545.26
      (J)        Interest due to Class E Notes                                                              18,356.02

      (K)        Class A-1 Principal Payment Amount                                                              0.00

      (L)        Class A-2 Principal Payment Amount                                                              0.00

      (M)        Class A-3 Principal Payment Amount                                                      4,664,501.29

      (N)        Class A-4 Principal Payment Amount                                                              0.00

      (O)        Class B Principal Payment Amount                                                                0.00

      (P)        Class C Principal Payment Amount                                                                0.00

      (Q)        Class D Principal Payment Amount                                                                0.00

      (R)        Class E Principal Payment Amount                                                                0.00

      (S)        Additional Principal to Class A-1 Notes                                                         0.00

      (T)        Additional Principal to Class A-2 Notes                                                         0.00

      (U)        Additional Principal to Class A-3 Notes                                                         0.00

      (V)        Additional Principal to Class A-4 Notes                                                         0.00

      (W)        Additional Principal to Class B Notes                                                           0.00

      (X)        Additional Principal to Class C Notes                                                           0.00

      (Y)        Additional Principal to Class D Notes                                                           0.00

      (Z)        Additional Principal to Class E Notes                                                           0.00

  (AA)       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                         0.00
  (AB)       Deposit to the Reserve Fund                                                        (38,235.78)
  (AC)       Excess to Certificateholder                                                              0.00
                                                                                              ------------

             Total distributions to Noteholders and Certificateholders                        5,261,050.70
             ---------------------------------------------------------                        ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

                 Trustee fees due on Distribution Date                                                            0.00
Unreimbursed Servicer Advances
------------------------------

                 Unreimbursed Servicer Advances                                                                   0.00
Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

      (i)       Servicing Fee Percentage                                                                         0.40%
      (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                       102,313,732.88
     (iii)      Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                          0.00
      (iv)      Servicing Fee accrued but not paid in prior periods                                              0.00
                Total Servicing Fee due and accrued ( (iii) + (iv) )                                             0.00
                Servicing Fee carried forward                                                                    0.00
                Monthly Servicing Fee distributed                                                                0.00
Class A-1 Interest Schedule
---------------------------

                Opening Class A-1 principal balance                                                                 -
                Class A-1 Interest Rate                                                                       6.12905%
                Number of days in Accrual Period                                                                   30
                Current Class A-1 interest due                                                                   0.00
                Class A-1 interest accrued but not paid in prior periods                                         0.00
                Total Class A-1 interest due                                                                     0.00
                Class A-1 interest carried forward                                                               0.00

                Class A-1 interest distribution                                                                  0.00

Class A-2 Interest Schedule
---------------------------

                Opening Class A-2 principal balance                                                                 -
                Class A-2 Interest Rate                                                                          6.50%
                Current Class A-2 interest due                                                                   0.00
                Class A-2 interest accrued but not paid in prior periods                                         0.00
                Total Class A-2 interest due                                                                     0.00
                Class A-2 interest carried forward                                                               0.00
                Class A-2 interest distribution                                                                  0.00

Class A-3 Interest Schedule
---------------------------

                Opening Class A-3 principal balance                                                     31,366,491.98
                Class A-3 Interest Rate                                                                       6.65000%
                Current Class A-3 interest due                                                             173,822.64
                Class A-3 interest accrued but not paid in prior periods                                         0.00
                Total Class A-3 interest due                                                               173,822.64
                Class A-3 interest carried forward                                                               0.00
                Class A-3 interest distribution                                                            173,822.64

Class A-4 Interest Schedule
---------------------------

                Opening Class A-4 principal balance                                                     67,262,695.00
                Class A-4 Interest Rate                                                                       6.79000%
                Current Class A-4 interest due                                                             380,594.75
                Class A-4 interest accrued but not paid in prior periods                                         0.00
                Total Class A-4 interest due                                                               380,594.75
                Class A-4 interest carried forward                                                               0.00
                Class A-4 interest distribution                                                            380,594.75
Class B Interest Schedule
-------------------------

                Opening Class B principal balance                                                        2,889,195.95
                Class B Interest Rate                                                                         6.88000%
                Current Class B interest due                                                                16,564.72

     Class B interest accrued but not paid in prior periods                               0.00
     Total Class B interest due                                                      16,564.72
     Class B interest carried forward                                                        -

     Class B interest distribution                                                   16,564.72

Class C Interest Schedule
-------------------------

                 Opening Class C principal balance                                                        2,889,195.95
                 Class C Interest Rate                                                                         7.02000%
                 Current Class C interest due                                                                16,901.80
                 Class C interest accrued but not paid in prior periods                                           0.00
                 Total Class C interest due                                                                  16,901.80
                 Class C interest carried forward                                                                    -

                 Class C interest distribution                                                               16,901.80

Class D Interest Schedule
-------------------------

                 Opening Class D principal balance                                                        4,622,713.40
                 Class D  Interest Rate                                                                        7.41000%
                 Current Class D interest due                                                                28,545.26
                 Class D interest accrued but not paid in prior periods                                           0.00
                 Total Class D interest due                                                                  28,545.26
                 Class D interest carried forward                                                                 0.00

                 Class D interest distribution                                                               28,545.26

Class E Interest Schedule
-------------------------

                 Opening Class E principal balance                                                        2,311,356.38
                 Class E  Interest Rate                                                                        9.53000%
                 Current Class E interest due                                                                18,356.02
                 Class E interest accrued but not paid in prior periods                                              -
                 Total Class E interest due                                                                  18,356.02
                 Class E interest carried forward                                                                    -

                 Class E interest distribution                                                               18,356.02

Class A-1 Principal Schedule
----------------------------

                 Class A-1 Maturity Date                                                               January 6, 2001
      (i)        Opening Class A-1 principal balance                                                                 -
      (ii)       Aggregate outstanding principal of Notes plus Overcollateralization Balance            111,341,648.66
      (iii)      ADCB as of last day of the Collection Period                                            96,416,018.25
                 Monthly Principal Amount ( (ii) - (iii) )                                               14,925,630.41
      (iv)       Class A-1 Principal Payment Amount                                                                  -
                 Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                      -
                 Class A-1 Principal Payment Amount distribution                                                     -
                 Principal carryforward Class A-1                                                                 0.00

                 Class A-1 Principal Balance after current distribution                                           0.00

Class A Principal Payment Amount
--------------------------------

      (i)        Aggregate opening Class A-1 A-2, A-3 and A-4 Outstanding Principal Amount               98,629,186.98
      (ii)       Class A Target Investor Principal Amount (94.0% * ending ADCB)                          90,631,057.16
                 Class A Principal Payment Amount                                                         7,998,129.83
                 Funds available for distribution                                                         4,664,501.29

Class A-2 Principal Schedule
----------------------------

                 Opening Class A-2 principal balance                                                                 -
                 Class A-2  Principal Payment Amount                                                                 -
                 Class A-2 Principal Payment Amount distribution                                                  0.00
                 Principal carryforward Class A-2                                                                    -

                 Class A-2 principal balance after current distribution                                              -

Class A-3 Principal Schedule
----------------------------
              Opening Class A-3 principal balance                                               31,366,491.98
              Class A-3 Principal Payment Amount                                                 7,998,129.83
              Class A-3 Principal Payment Amount distribution                                    4,664,501.29
              Principal carryforward Class A-3                                                  (3,333,628.54)

              Class A-3 principal balance after current distribution                            26,701,990.69


Class A-4 Principal Schedule
----------------------------

              Opening Class A-4 principal balance                                               67,262,695.00
              Class A-4 Principal Payment Amount                                                            -
              Class A-4 Principal Payment Amount distribution                                            0.00
              Principal carryforward Class A-4                                                              -

              Class A-4 principal balance after current distribution                            67,262,695.00


Class B Principal Schedule
--------------------------

              Opening Class B principal balance                                                  2,889,195.95
              Class B Target Investor Principal Amount (1.25% * ending ADCB)                     1,205,200.23
              Class B Floor                                                                      7,275,480.32
              Class B Principal Payment Amount due                                                       0.00
              Class B Principal Payment Amount distribution                                              0.00
              Principal carryforward Class B                                                             0.00

              Class B principal balance after current distribution                               2,889,195.95


Class C Principal Schedule
--------------------------

              Opening Class C principal balance                                                  2,889,195.95
              Class C Target Investor Principal Amount (1.25% * ending ADCB)                     1,205,200.23
              Class C Floor                                                                      2,889,195.95
              Class C Principal Payment Amount due                                                       0.00
              Class C Principal Payment Amount distribution                                              0.00
              Principal carryforward Class C                                                             0.00

              Class C principal balance after current distribution                               2,889,195.95


Class D Principal Schedule
--------------------------

              Opening Class D principal balance                                                  4,622,713.40
              Class D Target Investor Principal Amount (2.00% * ending ADCB)                     1,928,320.37
              Class D Floor                                                                      4,622,713.40
              Class D Principal Payment Amount due                                                       0.00
              Class D Principal Payment Amount distribution                                              0.00
              Principal carryforward Class D                                                             0.00

              Class D principal balance after current distribution                               4,622,713.40


Class E Principal Schedule
--------------------------

              Opening Class E principal balance                                                  2,311,356.38
              Class E Target Investor Principal Amount (1.00% * ending ADCB)                       964,160.18
              Class E Floor                                                                      2,311,356.38
              Class E Principal Payment Amount due                                                       0.00
              Class E Principal Payment Amount distribution                                              0.00
              Principal carryforward Class E                                                             0.00

              Class E principal balance after current distribution                               2,311,356.38

Additional Principal Schedule
-----------------------------

              Floors applicable (Yes/No)                                                                       Yes
              Monthly Principal Amount                                                               14,925,630.41
              Sum of Principal Payments payable on all classes                                        7,998,129.83
              Additional Principal  payable                                                           6,927,500.59
              Additional Principal available, if payable                                                      0.00

              Class A-1 Additional Principal allocation                                                       0.00
              Class A-1 principal balance after current distribution                                          0.00

              Class A-2 Additional Principal allocation                                                       0.00
              Class A-2 principal balance after current distribution                                          0.00

              Class A-3 Additional Principal allocation                                                       0.00
              Class A-3 principal balance after current distribution                                 26,701,990.69

              Class A-4 Additional Principal allocation                                                       0.00
              Class A-4 principal balance after current distribution                                 67,262,695.00

              Class B Additional Principal allocation                                                         0.00
              Class B principal balance after current distribution                                    2,889,195.95

              Class C Additional Principal allocation                                                         0.00
              Class C principal balance after current distribution                                    2,889,195.95

              Class D Additional Principal allocation                                                         0.00
              Class D principal balance after current distribution                                    4,622,713.40

              Class E Additional Principal allocation                                                         0.00
              Class E principal balance after current distribution                                    2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

      (i)     Servicing Fee Percentage                                                                       0.40%
      (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                      102,176,245.36
     (iii)    Servicing Fee due (((i)/12)*(ii))                                                          34,058.75
      (iv)    Servicing Fee accrued but not paid in prior periods                                       815,752.36
              Total Servicing Fee due and accrued ((iii) + (iv))                                        849,811.11
              Servicing Fee carried forward                                                             849,811.11

              Monthly Servicing Fee distributed                                                               0.00


Reserve Fund Schedule
---------------------

              Initial ADCB                                                                          365,558,126.61
              10% of Initial ADCB                                                                    36,555,812.66
              ADCB of Contract Pool as of the 1st day of the Collection Period                      102,313,732.88
              Aggregate Principal Amounts as of last day of preceeding Collection Period            111,341,648.66

              ADCB as of the end of the Collection Period                                            96,416,018.25
              Required Reserve Amount (Beginning Aggregate Principal Amount * 0.70%)                    779,391.54
              Prior month Reserve Fund balance                                                          817,627.32
              Deposit to Reserve Fund - excess funds                                                          0.00
              Interim Reserve Fund Balance                                                              817,627.32
              Current period draw on Reserve Fund for Reserve Interest Payments                               0.00
              Current period draw on Reserve Fund for Reserve Principal Payments                         38,235.78
              Excess to Certificateholder                                                                     0.00
              Ending Reserve Fund balance                                                               779,391.54

              Reserve Fund balance as a percentage of aggregate note balances as
              of the first day of the Collection Period                                                       0.70%

              Investment Earnings on Reserve Account                                                      1,113.18

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

          Class A-1
          ---------
          Class A-1 principal balance                                     0.00
          Initial Class A-1 principal balance                    93,400,101.00

          Note factor                                              0.000000000

          Class A-2
          ---------
          Class A-2 principal balance                                     0.00
          Initial Class A-2 principal balance                    77,498,323.00

          Note factor                                              0.000000000

          Class A-3
          ---------
          Class A-3 principal balance                            26,701,990.69
          Initial Class A-3 principal balance                   105,463,520.00

          Note factor                                              0.253186985

          Class A-4
          ---------
          Class A-4 principal balance                            67,262,695.00
          Initial Class A-4 principal balance                    67,262,695.00

          Note factor                                              1.000000000

          Class B
          -------
          Class B principal balance                               2,889,195.95
          initial Class B principal balance                       4,569,477.00

          Note factor                                              0.632281539

          Class C
          -------
          Class C principal balance                               2,889,195.95
          Initial Class C principal balance                       4,569,477.00

          Note factor                                              0.632281539

          Class D
          -------
          Class D principal balance                               4,622,713.40
          Initial Class D principal balance                       7,311,163.00

          Note factor                                              0.632281540

          Class E
          -------
          Class E principal balance                               2,311,356.38
          Initial Class E principal balance                       3,655,581.00

          Note factor                                              0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

       (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date                     111,341,648.66
      (ii)     Overcollateralization Balance as of the preceding Distribution Date                                           0.00
     (iii)     Monthly Principal Amount                                                                             14,925,630.41
      (iv)     Available Amounts remaining after the payment of interest                                             4,626,265.51
       (v)     ADCB as of the end of the Collection Period                                                          96,416,018.25
               Cumulative Loss Amount                                                                               10,299,364.90

Class B Floor Calculation
-------------------------

               Class B Floor percentage                                                                                      1.86%
               Initial ADCB                                                                                        365,558,126.61
               Cumulative Loss Amount for current period                                                            10,299,364.90
               Sum of Outstanding Principal Amount of Class C Notes, Class D, Class E Notes and
               Overcollateralization Balance                                                                         9,823,265.73
               Class B Floor                                                                                         7,275,480.32

Class C Floor Calculation
-------------------------

               Class C Floor percentage                                                                                      1.47%
               Initial ADCB                                                                                        365,558,126.61
               Cumulative Loss Amount for current period                                                            10,299,364.90
               Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                6,934,069.78
               Class C Floor                                                                                         2,889,195.95

Class D Floor Calculation
-------------------------

               Class D Floor percentage                                                                                      1.09%
               Initial ADCB                                                                                        365,558,126.61
               Cumulative Loss Amount for current period                                                            10,299,364.90
               Overcollateralization Balance                                                                         2,311,356.38
               Class D Floor                                                                                         4,622,713.40

Class E Floor Calculation
-------------------------

               Class E Floor percentage                                                                                      4.65%
               Initial ADCB                                                                                        365,558,126.61
               Cumulative Loss Amount for current period                                                            10,299,364.90
               Overcollateralization Balance                                                                                 0.00
               Class E Floor                                                                                         2,311,356.38

Heller Financial, Inc. is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred  (Yes/No)                                                                                     No

10% Substitution Limit Calculation
----------------------------------

               ADCB as of the Cut-off Date:                                                                        365,558,126.61

               Cumulative DCB of Substitute Contracts replacing materially modified contracts                        2,337,681.79
               Percentage of Substitute Contracts replacing materially modified contracts                                    0.64%

               Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                            No

5% Skipped Payment Limit Calculation
------------------------------------

               The percent of contracts with Skipped Payment modifications                                                   0.72%
               The DCB of Skipped Payment modifications exceeds 5% of the
               initial ADCB (Yes/No)                                                                                           No

Any Skipped Payments have been deferred later than January 1, 2006                                                             No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                                   102,176,245.36
                 Principal collections                                                                               (3,755,602.46)
                 Prepayment Amounts                                                                                    (133,206.74)
                 Defaulted  Contracts                                                                                (1,860,891.25)
                 Payaheads                                                                                              (10,526.66)
                 Substitutions and Repurchases                                                                                   -
ADCB as of the last day of the Collection Period                                                                     96,416,018.25

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                         1,860,891.25
Number of Contracts that became Defaulted Contracts during the period                                                           10
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     23.16%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                              133,206.74
Number of Prepaid Contracts as of the last day of the Collection Period                                                          2

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                             0
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                        187,581.34


Delinquencies and Losses              Dollars                       Percent
------------------------              -------                       -------
       Current                    88,596,145.58                      91.89%
       31-60 days past due         3,143,832.37                       3.26%
       61-90 days past due         3,485,645.14                       3.62%
       Over 90 days past due       1,190,395.16                       1.23%
       Total                      96,416,018.25                     100.00%

       31+ days past due           7,819,872.67                       8.11%


      (i)        Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                           24,082,000.57
      (ii)       Cumulative Recoveries realized on Defaulted Contracts                                                9,653,450.91
                 Cumulative net losses to date  ( (i) - (ii) )                                                       14,428,549.66
                 Cumulative net losses as a percentage of the initial ADCB                                                   3.95%

                                  Page 11 of 12